UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2021

TANGER FACTORY OUTLET CENTERS, INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tanger Factory Outlet Centers, Inc.:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Tanger Properties Limited Partnership:
None
Securities registered pursuant to Section 12(g) of the Act:
Tanger Factory Outlet Centers, Inc.: None
Tanger Properties Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Tanger Factory Outlet Centers, Inc.: Emerging growth company ☐

Tanger Properties Limited Partnership: Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Tanger Factory Outlet Centers, Inc.: ☐
Tanger Properties Limited Partnership: ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 12, 2021, Tanger Factory Outlet Centers, Inc. (the “Company”) was admitted as General Partner of Tanger Properties Limited Partnership (the “Operating Partnership”). Prior to this administrative change, the Company owned the majority of the units of partnership interest issued by the Operating Partnership through its two wholly-owned subsidiaries, Tanger GP Trust and Tanger LP Trust. Tanger GP Trust controlled the Operating Partnership as its sole general partner and Tanger LP Trust held a limited partnership interest. Following this change to the ownership structure, the Company has replaced Tanger GP Trust as the sole general partner of the Operating Partnership and Tanger LP Trust retains its limited partnership interest.

In connection with and in order to effect the foregoing, on November 12, 2021, the Company became party to the Operating Partnership’s Second Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”). The Partnership Agreement outlines, among other things, the Company’s responsibilities as General Partner of the Operating Partnership as well as the Operating Partnership’s ownership structure, certain organizational matters, requirements for capital contributions and distributions, as well as procedures for the management and operations of the business of the Operating Partnership. The foregoing description of the Partnership Agreement is qualified in its entirety by reference to the full text of the Partnership Agreement, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
3.1	Tanger Properties Limited Partnership Second Amended and Restated Limited Partnership Agreement, dated November 12, 2021.

104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2021

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer and Treasurer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER FACTORY OUTLET CENTERS, INC., its sole general partner

By:	/s/	James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer and Treasurer